UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                        December 17, 1999

               LEISURE CONCEPTS INTERNATIONAL INC.
     (Exact name of registrant as specified in its charter)


        DELAWARE                           13-4032991
        --------                           ----------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

20 Purple Martin Drive
Hackettstown, New Jersey                      07840
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number              908-813-0418
                                          --------------

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FORWARD LOOKING STATEMENTS

Except for the Historical Information Contained Herein, Certain Matters Discussed in this Report May Be Considered "Forward-looking Statements" Within The Meaning of The Securities Act of 1933 And The Securities Exchange Act of 1934, as Amended by The Private Securities Litigation Reform Act of 1995. Those Statements Include Statements Regarding The Intent, Belief or Current Expectations of The Company and Members of its Management as Well as the Assumptions on Which Such Statements Are Based. Prospective Investors Are Cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from Those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.


Item 2.  Acquisition or Disposition of Assets

Leisure Concepts International Inc., on December 17, 1999 acquired all the outstanding shares of common stock of CI4Net.com Inc., a Delaware company operating as an Internet holding company. Additionally, the Company has effectuated a 15 for 1 reverse split of its outstanding shares of common stock which has effectively left 555,446 shares of common stock outstanding. Subsequent to the acquisition, and pursuant to the terms of the Acquisition Agreement, the Company issued 20,500,000 shares of common stock to the shareholders of Ci4net.com Inc., as consideration of their sale of the shares of the shares acquired by the Company. Control of the Company now vests in the hands of the shareholders of Ci4net.com Inc.

The Company has also agreed to acquire all of the outstanding shares of common stock of MSK Industries, Inc., in a transaction was to issue 2,238,400 shares of its common stock to the shareholders of MSK Industries.

Pursuant to the terms of the Acquisition Agreement, the Company has changed its name to CI4Net.com, Inc.


ABOUT CI4NET.COM

Ci4net.com is an Internet holding company actively engaged in European business-to-business, known as B2B, e-commerce, Business-to-Consumer, known as B2C, e-commerce, and the building of an e-commerce technological global infrastructure to serve global e-commerce through a network of affiliate companies. Its goal is to become the leading global e-commerce company by establishing an e-commerce presence in major segments of the global economy. Ci4net believes that its focus on the e-commerce industry enables it to capitalize rapidly on new opportunities to attract and develop leading e-commerce companies. Ci4net's primary focus is on Europe, however it maintains affiliate operations in Australia and the United States. Ci4net are developing businesses with first to market concepts (or first to market geographically). Ci4net will also take the successful business models that have had accelerated growth in the United States and apply them to the European marketplace through strategic relationships and joint ventures, as well as taking the internal business models that it develops to other marketplaces.

Ci4net believes it is well positioned to fully exploit the opportunity in European Internet growth in a market that is potentially larger and now growing faster than the United States market. Ci4net utilizes a 'incubator' strategy for building or buying the best Internet properties. Ci4net intends to become the premier partner for developing Internet properties throughout Europe.

Ci4net intends to expand through the European market in two stages by penetrating two categories of markets. Category One market encompasses the UK, Germany, France and Italy. Category Two markets include Spain, Netherlands, Switzerland, Belgium, Sweden, Austria, Denmark and Norway. The Company believes that the potential for accelerated growth with the correct business models is immense. It finds that such growth can be attained and surpass the successful B2B markets in Europe.

Ci4net has a diverse portfolio of wholly owned, majority owned and minority owned investments in Internet related Consumer e-commerce, B2B e-commerce and Infrastructure Enabling Technology Companies. These investments are termed 'affiliate' companies. The inter-relationship between these affiliate companies creates 'value added' synergy and co-operative technological development. Ci4net's ability as an 'incubator' helps companies by way of being able to make a committed long term investment and to help those affiliate companies by developing their own individual business strategies. Ci4net is committed to increasing shareholder value through its incubator strategy, leading to eventual floats or strategic sales of the affiliate companies.

Because of the relatively underdeveloped European marketplace, the group has formed advantageous strategic relationships with media partners on various of the Consumer e-commerce sites. The competition in the European marketplace for consumer content e-commerce channels is sparse as the European Internet has not yet fully developed. This is evidenced by the fact that Amazon only established UK operations in November 1998. Ci4net is confident of being able to develop more European centric sites ahead of US based competitors.

An integral part of Ci4net's structure is the groups Infrastructure Enabling Technology Companies (IETC) that create the operational infrastructure for the affiliate companies. The IETC are all existing business with proprietary technology and experienced management, which will all benefit from additional relationships with the Ci4net B2C and B2B companies. The synergistic relationships that exist between the IETC companies gives the Ci4net affiliate companies a solid technological platform on which to develop site and e-commerce operations.


ABOUT MSK INDUSTRIES INC.

MSK Industries, Inc., a developmental stage company, was organized on December 31, 1996 under the laws of the State of Delaware, having the stated purpose of engaging in any lawful act or activity for which corporations may be organized. MSK Industries had previously sought to develop theme restaurant bars throughout the United Kingdom catering to sports enthusiasts. The company abandoned these plans once it determined that it could not obtain sufficient funding to develop a test restaurant for the purpose of gauging consumer demand for such a concept. As a result, the Company determined that it would be beneficial for its shareholders to be acquired by Leisure Concepts International as it would provide an opportunity to become part of a entity which, in the shareholders' opinion, had a potential for growth and sound investment.

MSK Industries has no recent operating history and minimal assets and liabilities based upon its developmental stage status.


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Item 5.   Other Events

Subsequent to the closing of the Acquisition Agreement between Leisure Concepts International, Inc., and CI4net.com, Inc., the
Company has decided to change its name to CI4net.com, Inc.


Item 7.   Financial Statements and Exhibits

At this time, it is impracticable to provide the required financial statements for Ci4net.com, Inc. The Company however expects to file such financial statements as an amendment to this Form as soon as practicable, but not later than sixty (60) days after the report on this Form is to be filed.

At this time, it is impracticable to provide the required financial statements for MSK Industries, Inc. The Company however expects to file such financial statements as an amendment to this Form as soon as practicable, but not later than sixty
(60) days after the report on this Form is to be filed.

A copy of the Acquisition Agreement between the Company and Ci4net.com, Inc., is attached hereto as an exhibit. A copy of the Acquisition Agreement between the Company and MSK Industries,
Inc., is attached hereto as an exhibit.


SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 17, 1999
Ci4net.com, Inc.
(Registrant)

/s/ Kevin R. Leech
President